EXHIBIT 10.4

ASSIGNMENT OF AND AMENDMENT TO

PLACEMENT AGENT AGREEMENT

THIS ASSIGNMENT OF AND AMENDMENT TO PLACEMENT AGENT AGREEMENT, is made as of this 23rd day of August, 2013 (this “Assignment and Amendment”), by and among Neurotrope, Inc., a Nevada corporation (the “Parent”); Neurotrope BioScience, Inc., a Delaware corporation and wholly-owned subsidiary of the Parent (the “Company”); and EDI Financial, Inc., a Texas corporation and a registered broker-dealer (the “Placement Agent”). The Parent, the Company, and the Placement Agent may be referred to herein individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, the Company and the Placement Agent have entered into a Placement Agent Agreement dated June 25, 2013 (the “Placement Agreement”), pursuant to which the Placement Agent is acting as an exclusive placement agent in connection with the Company’s offering (the “Neurotrope Offering”) of its Series A Preferred Stock, $0.01 par value per share of the Company (the “Company Series A Preferred Stock”) at a purchase price of $1.00 per share (the “Purchase Price”); and

WHEREAS, the Merger contemplated by the Subscription Agreement executed by and among the Company, the Placement Agent and the various investors was consummated on August 23, 2013, at which time, among other things, all 21,920,000 issued and outstanding shares of Company Series A Preferred Stock were converted into an equal number of shares of Series A Preferred Stock, $0.0001 par value per share of the Parent (the “Parent Series A Preferred Stock”), the rights, preferences, privileges and restrictions of which are set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Parent attached as Exhibit B to Supplement No. 1 dated August 18, 2013, to the Company’s Confidential Private Placement Memorandum; and

WHEREAS, the Parties desire to enter into this Assignment and Amendment to assign to the Parent all of the Company’s right, title and interest under the Placeement Agreement, and to amend the Placement Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.          Defined Terms. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to them in the Placement Agreement.

2.          Assignment and Amendment of the Placement Agreement. The Parties hereby agree that upon execution hereof:

(a)     On the terms and subject to the conditions set forth herein, the Company hereby conveys, grants, transfers, sets over, assigns and delivers to the Parent, and the Parent hereby succeeds to, acquires and accepts from the Company, all of the Company’s right, title and interest in and to, and assumes and agrees to discharge when due all of the Company’s obligations under, the Placement Agreement, and the Placement Agent consents to such assignment. Without limiting the foregoing, the representations and warranties of the Placement Agent in the Placement Agreement shall run to and inure to the benefit of the Parent.

(b)     Placement Agent Disqualification. The Placement Agent represents and warrants to, and agrees with, the Parent as follows:

(i)          No Disqualification Events. The Placement Agent represents that neither it, nor to its knowledge any of its directors, executive officers, general partners, managing members or other officers participating in the Offering (each, a “Placement Agent Covered Person” and, together, “Placement Agent Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the Securities Act and (ii) a description of which has been furnished in writing to the Company prior to the date hereof.

(ii)         Other Covered Persons. The Placement Agent represents that it is not aware of any person (other than any Issuer Covered Person (as defined below) or Placement Agent Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Parent Series A Preferred Stock. Placement Agent will promptly notify the Parent of any agreement entered into between such Placement Agent and such person in connection with such sale.

(iii)        Notice of Disqualification Events. The Placement Agent will notify the Parent promptly in writing of (A) any Disqualification Event relating to any Placement Agent Covered Person not previously disclosed to the Parent in accordance with Section 3(b)(i), No Disqualification Events and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Placement Agent Covered Person.

(c)    Parent Disqualification. The Parent represents and warrants to, and agrees with, the Placement Agent as follows:

(i)          No Disqualification Events. None of the Parent, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Parent participating in the Offering, any beneficial owner of 20% or more of the Parent’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Parent in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Parent has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Parent has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(ii)         Other Covered Persons. The Parent is not aware of any person (other than any Issuer Covered Person or Placement Agent Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any the Parent Series A Preferred Stock.

(iii)        Notice of Disqualification Events. The Parent will promptly notify the Placement Agent in writing of (A) any Disqualification Event relating to any Issuer Covered Person and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

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3.          No Other Changes. Except as otherwise expressly provided in this Assignment and Amendment, the provisions of the Placement Agreement shall remain in full force and effect.

4.          Other Actions Necessary. At the reasonable request of one of the Parties hereto, the other Parties shall execute any other documents or take any other reasonable actions necessary to effectuate this Assignment and Amendment.

5.          Binding Effect. This Assignment and Amendment shall inure to the benefit of and shall be binding upon the Parties and their respective successors and assigns.

6.          Amendments, Changes and Modifications. This Assignment and Amendment may not be amended, changed, modified, altered or terminated without the prior written consent of all of the Parties hereto.

7.          Applicable Law. This Assignment and Amendment shall be governed in accordance with Section 12(a) of the Placement Agreement.

8.          Execution of Counterparts. This Assignment and Amendment may be executed in one or more counterparts, all of which shall be considered an original and one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Signed counterparts of this Assignment and Amendment may be delivered by facsimile and by scanned .pdf image.

[SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the parties have duly executed this Assignment and Amendment as of the day and year first above written.

PLACEMENT AGENT:	COMPANY:

EDI FINANCIAL, INC.	NEUROTROPE BIOSCIENCE, INC.

By:	By:	/s/ Jim New

Name:	Name:	Jim New

Title:	Title:	Chief Executive Officer

PARENT:

NEUROTROPE, INC.

	By:	/s/ Jim New

	Name:	Jim New

	Title:	Chief Executive Officer

[SIGNATURE PAGE TO ASSIGNMENT OF AND AMENDMENT TO

PLACEMENT AGENT AGREEMENT]

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